                                                                   Exhibit 10.21

                    [LOGO OF CARBIDE/GRAPHITE GROUP, INC.]

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To:                                     From:
      W. E. Damian                              W. B. Fowler

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                                                            Date  April 25, 1997
                                                                ----------------

SUBJECT:  TERMINATION, CONFIDENTIALITY &
          NON-COMPETITION AGREEMENT


                            PERSONAL & CONFIDENTIAL
                            =======================

          This letter confirms that in the event you are terminated from the Company for a reason other than cause (as defined in the attached Schedule A) that you will be granted one year of severance pay and one year of medical coverage provided by the Company and in effect at the time of termination.

          This letter supersedes the letter termination agreement signed by N.
          T. Kaiser dated 2/1/95 (copy attached). In addition, we request that you sign the attached Confidentiality and Non-Competition Agreement included as Schedule B. This agreement is an important protection for the Company and is referred to in the definition of "Cause" relating to the termination agreement.

          If you are in agreement with the termination provisions, please sign below. Also, please sign the Confidentiality and Non-Competition Agreement separately at the bottom of Schedule B.


                                                            /s/ Walter B. Fowler
WBF:nlf                                                     Walter B. Fowler
Attachments

     /s/ WALTER E. DAMIAN
------------------------------
       Walter E. Damian

Date:   April 25, 1997
     -------------------------

                                  SCHEDULE A

                                     CAUSE

For purpose of this Agreement, "Cause" shall mean (i) the willful and continued failure by the Executive to perform substantially his duties to the Corporation or its subsidiaries (other than any such failure resulting from his disability) within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Chairman, which demand specifically identifies the manner in which the Chairman believes that the Executive has not substantially performed his duties, (ii) embezzlement or theft from the Corporation or any subsidiary or affiliate by the Executive or the commission or perpetration by the Executive of any act involving moral turpitude, or (iii) any material and willful violation by the Executive of his obligations under the Confidentiality and Non-Competition Agreement (Schedule B attached).

                                  SCHEDULE B

                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

     (a) For a three-year period commencing on the date on which the Executive's employment with the Corporation, or any of its affiliates, terminates for whatever reason (the "Date of Termination"), (i) the Executive shall hold in a fiduciary capacity for the benefit of the Corporation all secret or confidential information, knowledge or data relating to the Corporation or its affiliates, and their respective businesses which shall not be public knowledge (other than information which becomes public as a result of acts of the Executive or his representatives in violation of this Agreement), including without limitation, customer lists, bids, proposals, contracts, matters subject to litigation, technology or financial information of the Corporation or its subsidiaries and other know-how, and (ii) the Executive shall not, without the prior written consent of the Corporation, communicate or divulge any such information, knowledge or data to anyone other than the Corporation and those designated by it in writing.

     (b) For a three-year period commencing on the Date of Termination, the Executive will not, directly or indirectly, (i) own, manage, operate, control or participate in the ownership, management or control of, or be connected as an officer, employee, partner, director, or consultant or otherwise, with, or have any financial interest in (except for (A) ownership as of the date hereof, (B) any ownership in the common stock of the Corporation, or (C) any ownership of less than 5% of the outstanding equity interest in any entity)

                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

(I) the manufacture or marketing of graphite electrodes, (II) the manufacture or marketing of specialty carbon and graphite products, (III) the manufacture or marketing of needle coke, or (IV) the manufacture or marketing of calcium carbide and its direct derivatives, in each case, in any market in which the Corporation or its affiliates conducts or solicits business or (ii) solicit or contact any employee of the Corporation or its affiliates with a view to inducing or encouraging such employee to leave the employ of the Corporation or its affiliates with a view to inducing or encouraging such employee to leave the employ of the Corporation or its affiliates for the purpose of being employed by the Executive, an employer affiliated with the Executive, or any competitor of the Corporation or any affiliate thereof.

     (c) The Executive acknowledges that the provisions of this Schedule B are reasonable and necessary for the protection of the Corporation and that the Corporation will be irrevocably damaged if such provisions are not specifically enforced. Accordingly, the Executive agrees that, in addition to any other relief to which the Corporation may be entitled in the form of actual or punitive damages, the Corporation shall be entitled to seek and obtain injunctive relief from a court of competent jurisdiction (without the posting of a bond therefor) for the purposes of restraining the Executive from any actual or threatened breach of such provisions.

/s/ Walter E. Damian
------------------------------
    Walter E. Damian


Date:  April 25, 1997
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

                    [LOGO OF CARBIDE/GRAPHITE GROUP, INC.]

================================================================================
To:                                     From:
      W. E. Damian                              N. T. Kaiser

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                                                          Date  February 1, 1995
                                                              ------------------

SUBJECT:  TERMINATION


          It was agreed in a meeting with Mr. Paul Balser on January 23, 1995, that in the event you are terminated from the Company for a reason other than cause (as defined in the attached Schedule A) that you will be granted one year of severance pay plus medical coverage provided by the Company and in effect at the time of termination.

          If you are in agreement, please sign below and return one copy to me.



                                                         /s/ N. T. Kaiser
                                                            N. T. Kaiser
NTK:nlf
Attachment

     /s/ Walter E. Damian
------------------------------
       Walter E. Damian

Date:        2/1/95
     -------------------------

                                  Schedule A
                                  ----------

     Cause. The Corporation shall have the right to terminate the Executive's employment for "Cause." For purposes of this Agreement, "Cause" shall mean (i) the willful and continued failure by the Executive to perform substantially his duties to the Corporation or its subsidiaries (other than any such failure resulting from his Disability) within a reasonable period of time after a written demand for substantial performance is delivered to the Executive by the Board of Directors, which demand specifically identifies the manner in which the Board of Directors believes that the Executive has not substantially performed his duties, (ii) the willful misconduct by the Executive in the performance of his duties to the Corporation or its subsidiaries (including, without limitation, the conviction by a court of competent jurisdiction of the Executive of any offense, regardless of classification, related to the Executive's duties and responsibilities to the Corporation or its subsidiaries), (iii) the grossly negligent performance by the Executive of his duties to the Corporation or its subsidiaries if such grossly negligent performance is determined by the Board of Directors to have had or to be reasonably likely to have a material adverse effect on the business, assets, prospects or financial condition of the Corporation or the subsidiary employing the Executive, (iv) the conviction of the Executive by a court of competent jurisdiction of a felony.